Exhibit 10.28

SUBSCRIPTION AGREEMENT

KEY METALS CORP.

CESAR LOPEZ, PRESIDENT

430 Grand Bay Drive, Apt. 1206

Key Biscayne, Florida 33149

Ladies and Gentlemen:

It is understood that, upon the acceptance of this subscription by Key Metals Corp., a Delaware corporation (the “Company”), the undersigned will receive an executed counterpart of this Subscription Agreement.

1. Subscription. The undersigned hereby irrevocably subscribes for and agrees to purchase           Shares of Common Stock (the “Securities”) for a price of $0.001 per Share, for a total of          . The undersigned tenders herewith a check or bank wire in the above amount (the “Funds”).

2. Conditions of Subscription. The undersigned understands and agrees that:

(a) The Company shall have the right to reject the subscription, in whole or in part;

(b) The Company shall have no obligation to accept subscriptions for Shares in the order received; and

(c) The certificate for the Shares to be issued and delivered on account of this subscription will only be issued in the name of, and delivered to, the undersigned.

3. Representations and Warranties of the Undersigned. The undersigned hereby agrees, represents, and warrants as follows:

(a) The undersigned understands that the Securities are being offered and sold under the exemption from registration provided for by Section 4(2) of the Securities Act of 1933 (the “Act”) and similar exemptions from registration, or limited registration provisions, for private offerings under federal and state law securities laws, that it is purchasing the Securities without being furnished any offering literature or prospectus, that this transaction has not been scrutinized by the United States Securities and Exchange Commission or by any state securities administrator because of the small number of persons solicited and the private aspects of the offering, that all documents, records, and books pertaining to this investment have been made available to the undersigned and his representatives, including his attorney, his accountants, and/or his purchaser representative, and that the books and records of the Company will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business;

(b) The undersigned, if a natural person or general partner of a partnership, (i) is a citizen of the United States, and at least 21 years of age, and (ii) is a bona fide resident and domiciliary (not a temporary or transient resident) of the state indicated on the signature page below and has no present intention of becoming a resident of any other state or jurisdiction;

(c) If the undersigned is an individual, the undersigned is an “accredited investor” as defined by Rule 501(a) of Regulation D under the Act (a natural person whose individual net worth or joint net worth with that person’s spouse, at the time of such person’s purchase of the Securities exceeds $1.0 million, excluding the value of the primary residence of such person.)

(d) The undersigned is able (i) to bear the economic risk of its investment, (ii) to hold the Securities for an indefinite period of time, and (iii) to afford a complete loss of its investment; and represents that it has adequate means of providing for its current needs and possible personal contingencies, and that it has no need for liquidity in this investment;

(e) The Securities are being acquired by the undersigned in good faith solely for its own personal account, unless otherwise specifically set forth below, and these Securities are being acquired for investment purposes only, and not with a view to or for the resale, distribution, subdivision, or fractionalization thereof; the undersigned has no contract, undertaking, understanding, agreement, or arrangement, formal or informal, with any person to sell, transfer, or pledge to any person the Securities or any part thereof, the undersigned has no present plans to enter into any such contract, undertaking, agreement, or arrangement; and it understands that the legal consequences of the foregoing representations and warranties to mean that it must bear the economic risk of the investment for an indefinite period of time because the Securities have not been registered under the Act, and, therefore, cannot be sold unless they are subsequently registered under the Act (which the Company is not obligated to do) or an exemption from such registration is available;

(f) The undersigned consents to the placement of a legend on the certificate evidencing the Securities being purchased by it, which legend shall be in form substantially as follows:

THESE SECURITIES HAVE NOT BEEN REGISTERED FOR PUBLIC SALE WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. THE SALE, PLEDGE OR OTHER DISPOSITION OF THE SECURITIES IS PROHIBITED UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE OR OTHER DISPOSITION DOES NOT REQUIRE REGISTRATION UNDER SUCH ACTS; and

(g) Its Purchaser Representative(s) (as defined in Regulation “D” of the Securities and Exchange Commission), if any, has been             (if none, so specify). If the undersigned was advised by a Purchaser Representative, the undersigned has been advised by its Purchaser Representative as to the merits and risks of the investment in the Company in general and the suitability of the investment for the undersigned in particular, and the Purchaser Representative has confirmed to the undersigned in writing any existing or intended future relationship between the Purchaser Representative and the Company or any affiliate of such entity, and any compensation received or to be received as the result of such relationship.

If more than one person is signing this Agreement, each representation, warranty, and undertaking made herein shall be a joint and several representations, warranty, or undertaking of each person. If the undersigned is a partnership, corporation, trust, or other entity (i) the undersigned represents and warrants that if it is not an “accredited investor,” each person involved in the decision of such entity to purchase the Securities has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, (ii) the undersigned has enclosed with this Agreement appropriate evidence of the authority of the individual executing this Agreement to act on its behalf; and (iii) the undersigned entity and each individual signing on behalf of such entity represent and warrant that the purchase of the Securities pursuant to this Subscription Agreement has been duly authorized by all necessary corporate, partnership, or other action, and that such individuals are authorized to bind the undersigned to this Agreement.

4. Transferability. The undersigned agrees not to transfer or assign this Agreement, or of any of its interest herein, and any such transfer shall be void.

5. Revocation. The undersigned agrees that it may not cancel, terminate, or revoke this Agreement or any agreement of the undersigned made hereunder and that this Agreement shall survive the death or disability of the undersigned and shall be binding upon the undersigned’s heirs, executors, administrators, successors, and assigns.

6. No Waiver. Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by the undersigned, the undersigned does not waive any right granted to it under federal or state securities laws.

7. Continuing Effect of Representations and Warranties; Undertaking. The representation and warranties of Paragraph 3 are true and accurate as of the date of this Subscription Agreement and shall be true and accurate as of the date of delivery of the Funds and shall survive such delivery. If in any respect, such representations and warranties shall not be true and accurate prior to the issuance of Securities to the undersigned, the undersigned shall give prompt written notice of such fact to the Company and to the Purchaser Representative, if any, specifying which representations and warranties are not true and accurate and in what respects they are inaccurate.

8. Indemnification. The undersigned acknowledges that it understands the meaning and legal consequences of the representations and warranties contained in Paragraph 3 and of the undertaking contained in Paragraph 7, and hereby agrees to defend, indemnify, and hold harmless the Company and its officers, directors, employees and agents, and their successors and assigns, from and against any and all loss, damage, liability, or expense (including attorneys’ fees) due to or arising out of the inaccuracy of any representation or acknowledgment or the breach of any agreement, warranty, or undertaking of the undersigned contained in this Subscription Agreement.

9. Miscellaneous.

a. All notices or other communications given or made hereunder shall be sufficiently given if hand-delivered or mailed by registered or certified mail return receipt requested, postage prepaid, to the undersigned or to the Company at the respective addresses set forth herein, or such other addresses as the undersigned or the Company shall designate to the other by notice in writing.

b. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware.

c. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

10. Signatures. The “undersigned” or “it” shall mean each person or entity whose signature appears below.

I/we have read this Subscription Agreement and agree to be bound by its terms.

Type of Ownership (check one):

[ ] Individual	[ ] Partnership**
[ ] Tenants in Common*	[ ] As Trustee**
[ ] Joint Tenants with Right of Survivorship*	[ ] Corporation***
[ ] Other:

*All participants must sign (attach additional sheets if necessary).

**Please attach Partnership Agreement, trust instrument, or document authorizing investment and signature by the undersigned on behalf of the trust or partnership.

***If a corporation, please provide a copy of a certified resolution authorizing this investment.

(Print Name(s) of Subscriber)

(Signature(s))

(Date)

(Social Security or Federal ID No.)

(Address)

(Name(s) as should appear on stock certificate)

The Company hereby accepts the foregoing Subscription subject to the terms and conditions hereof

This       day of            2021.

Key Metals Corp.

By:
Cesar Lopez, President

WIRE TRANSFER INFORMATION:

Account#:
ABA#:
Swift#:

Name on Account:	Key Metals Corp.
Account Address:
Bank:
Bank Address: